                                                                    EXHIBIT 99.1
                         REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into as of October 19, 1999 by and among Albany Molecular Research, Inc., a Delaware corporation (the "Company"), and each of the stockholders of the Company listed on Schedule A hereto (each a "Holder" and collectively the "Holders").
   ----------

     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of September 8, 1999 (the "Merger Agreement"), shares of the capital stock of EnzyMed, Inc., a Delaware corporation ("EnzyMed"), owned by the Holders will be converted into shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), issued without registration under the Securities Act of 1933 (the "Securities Act"); and

     WHEREAS, the Company has agreed to file a registration statement registering the resale of the Shares at the Holders' request, subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     SECTION  1   REGISTRATION.

          (a) Prior to January 10, 2000, the Company shall notify in writing (a "Registration Notice") all of the Holders of Shares then outstanding that it intends to file a registration statement under the Securities Act for the resale of their Shares. Each Holder that desires the inclusion of some or all of such Holder's Shares in such proposed registration shall give the Company written notice thereof within twenty (20) days after the date of such Registration Notice. The Company shall use reasonable efforts to file a registration statement on Form S-3 (a "Registration Statement") under the Securities Act on or before February 14, 2000, covering the resale by the Holders of all Shares requested to be included in such Registration Statement pursuant to Rule 415 under the Securities Act from time to time in transactions not involving any underwritten public offering. The Company shall use commercially reasonable efforts (i) to cause such Registration Statement to be declared effective by the Commission for such Shares as soon as practicable thereafter (but not prior to the date on which the Company shall have publicly released a report including the combined financial results of the Company and EnzyMed for a period of at least thirty (30) days of combined operations of the Company and EnzyMed after the Closing Date (as defined in the Merger Agreement) of the Merger (as defined in the Merger Agreement)) and (ii) to keep the Registration Statement continuously effective until the earlier of (x) the date on which all

Shares included in such Registration Statement have been sold thereunder, (y) the date that is sixty (60) days after the date on which such Registration Statement has become effective under the Securities Act or (z) the first anniversary of the date on which the Shares were issued. The Company may postpone the filing of any Registration Statement required hereunder for a reasonable period of time, not to exceed 45 days, if the Company has reasonably determined in good faith after consultation with outside legal counsel that such filing would require the disclosure of a material transaction or other matter and the Company determines reasonably and in good faith that such disclosure would have a material adverse effect on the Company; provided, however, that the Company shall use reasonable efforts to disclose such material transaction or other matter as soon as in its good faith judgment it is prudent to do so.

          (b) The Company shall have no obligation under Section 1(a) unless the Holders satisfy and perform all conditions and obligations to be performed by them under this Agreement, including but not limited to the covenants contained in Section 6 hereof.

     SECTION  2   REGISTRATION PROCEDURES.

          (a) The Company shall notify each Holder of the effectiveness of the Registration Statement and shall furnish to each Holder such number of copies of the Registration Statement (including any amendments, supplements and exhibits), the prospectus contained therein (including each preliminary prospectus), any documents incorporated by reference in the Registration Statement and such other documents as any Holder may reasonably request in order to facilitate its sale of the Shares in the manner described in the Registration Statement.

          (b) The Company shall prepare and file with the SEC from time to time such amendments and supplements to the Registration Statement and prospectus used in connection therewith as may be necessary to keep the Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Shares until the earliest of the dates provided in Section 1. Upon ten (10) business days' notice, the Company shall file any supplement or post-effective amendment to the Registration Statement with respect to any Holder's interests in or plan of distribution of Shares that is reasonably necessary to permit the sale of such Holder's Shares pursuant to the Registration Statement and the Company shall file any necessary listing applications or amendments to the existing applications to cause the shares to be then quoted on any quotation system on which the Company's Common Stock is then quoted.

          (c) The Company shall promptly notify each Holder of, and confirm in writing, any request by the SEC for amendments or supplements to the Registration Statement or the prospectus related thereto or for additional information. In addition, the Company shall promptly notify each Holder of, and confirm in writing, the filing of the Registration Statement, any prospectus supplement related thereto or any post-effective amendment to the Registration Statement and the effectiveness of any post-effective amendment.

          (d) The Company shall promptly notify each Holder, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event and subject to Section 7 of this Agreement, the Company shall prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     SECTION  3   STATE SECURITIES LAWS.

     Subject to the conditions set forth in this Agreement, the Company shall, promptly after the filing of the Registration Statement, file such documents as may be necessary to register or qualify the Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use reasonable efforts to cause such filings to become qualified; provided, however, that the Company shall not be obligated to qualify as a
--------  -------
foreign corporation to do business under the laws of any such state in which it is not then qualified or to file any general consent to service of process in any such state. Once qualified, the Company shall use reasonable efforts to keep such filings qualified until the earlier of (a) such time as all of the Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires qualified filing in such state in accordance with its original request for filing, or (c) the date on which the Registration Statement ceases to be effective with the SEC. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation or threat of any proceeding for such purpose.

     SECTION  4   EXPENSES.

     The Company shall bear all expenses incurred by it in connection with the registration of the Shares pursuant to Section 1, except that the Holders shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Shares and for all legal, accounting and other expenses incurred by them in connection with the Registration Statement.

     SECTION  5   INDEMNIFICATION BY THE COMPANY.

     The Company agrees to indemnify each of the Holders and their respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls a Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with a Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable attorneys' fees, expenses and disbursements documented in writing), joint or several, arising out of or based upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except insofar as and to the extent that such statement or omission arose out of or was based upon information regarding the Indemnitee or its plan of distribution which was furnished to the Company by the Indemnitee for use therein, provided, further that the Company shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information furnished to the Company for use in connection with the Registration Statement or the prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or give a copy of the final prospectus furnished to it by the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus. The obligations of the Company under this Section 5 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     SECTION  6   COVENANTS OF THE HOLDERS.

     Each of the Holders hereby agrees:

          (a) to cooperate with the Company and to furnish to the Company all such information in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request;

          (b) to the extent required by the Securities Act, to deliver or cause delivery of the prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from such Holder;

          (c) to notify the Company of any sale of Shares by such Holder; and

          (d) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his or her connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either the Registration Statement or the prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission arose out of or was based upon information regarding such Holder or its plan of distribution which was furnished to the Company by such Holder for use therein, or (ii) the failure by such Holder to deliver or cause to be delivered the prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to such Holder to any purchaser of the shares covered by the Registration Statement from such Holder.

     Notwithstanding the foregoing, (i) in no event will any Holder have any obligation under this Section 6 for amounts the Company pays in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and (ii) the total amount for which any Holder shall be liable under this Section 6 shall not in any event exceed the aggregate proceeds received by him, her or it from the sale of such Holder's Shares in such registration. The obligations of the Holders under this Section 6 shall survive the completion of any offering of Shares pursuant to a Registration Statement under this Agreement or otherwise and shall survive the termination of this Agreement.

     SECTION  7   SUSPENSION OF THE REGISTRATION STATEMENT.

          (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement as soon as practicable.

          (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing (such circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to be made or to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such event or its effect is continuing but in no event will that suspension exceed ninety (90) days. In the event any Holder requests registration during a Suspension Event, the Company shall notify the Holder of the existence of such Suspension Event.

          (c) Each holder of Shares whose Shares are covered by the Registration Statement filed pursuant to Section 1 hereof agrees, if requested by the Company in the case of a non-underwritten offering (a "Non-underwritten Offering") or if requested by the managing underwriter or underwriters in an underwritten offering (an "Underwritten Offering," collectively with Non-underwritten Offering, the "Offering"), not to effect any public sale or distribution of any of the securities of the Company of any class included in such Offering, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Offering), during the 15-day period prior to, and during the 90-day period (or such longer period as may be required by the managing underwriter or underwriters) beginning on, the date of pricing of each Offering, to the extent timely notified in writing by the Company or the managing underwriters. Furthermore, notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use reasonable efforts to cause the Registration Statement and any filings with any state securities commission to be made or to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as the Company is proceeding with an Underwritten Offering if the Company is advised by the underwriters that the sale of Shares under a Registration Statement would have a material adverse effect on the Underwritten Offering.

     SECTION  8   BLACK-OUT PERIOD.

     Following the effectiveness of the Registration Statement and the filings with any state securities commissions, the Holders agree that they will not effect any sales of the Shares pursuant to the Registration Statement or any such filings at any time after they have received notice from the Company to suspend sales (i) as a result of the occurrence or existence of any Suspension Event, (ii) during any Offering, or (iii) so that the Company may correct or update the Registration Statement or such filing pursuant to Section 2(c) or 2(d). The Holders may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five
(5) business days after the conclusion of any such Suspension Event or Offering.

     SECTION  9   ADDITIONAL SHARES.

     The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of its common stock or any shares of its common stock owned by any other shareholder or shareholders of the Company.

     SECTION  10   CONTRIBUTION.

     If the indemnification provided for in Sections 5 and 6 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and any Holder or Holders, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Holder or Holders, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Holder or Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in no event shall the obligation of any
          --------  -------
indemnifying party to contribute under this Section 10 exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Sections 5 or 6 hereof had been available under the circumstances.

     The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

     No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

     SECTION  11   NO OTHER OBLIGATION TO REGISTER.

     Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Shares under the Securities Act (including, without limitation, under any agreements entered into between the Holders and EnzyMed).

     SECTION  12   AMENDMENTS AND WAIVERS.

     The provisions of this Agreement may not be amended, modified or supplemented without the prior written consent of each of the Company and Holders holding in excess of 50% of the Shares that are subject to this Agreement and the Registration Statement at that time.

     SECTION  13   NOTICES.

     Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by facsimile, registered or certified mail (return receipt requested), postage prepaid, or courier or overnight delivery service to the Company at the following addresses and to the Holder at the address set forth on his or her signature page to this Agreement (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 2(b) or Section 6, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:

     IF TO THE COMPANY:     Albany Molecular Research, Inc.
                            21 Corporate Circle
                            Albany, New York  12203
                            Attn:  David P. Waldek
                                   Chief Financial Officer
                            Tel:   (518) 464-0279
                            Fax:   (518) 464-0289

        With a copy to:     Goodwin, Procter & Hoar  LLP
                            Exchange Place
                            Boston, MA 02109-2881
                            Attn:  Stuart M. Cable, P.C.
                                   Kathryn I. Murtagh, Esq.
                            Tel:   (617) 570-1000
                            Fax:   (617) 523-1231

In addition to the manner of notice permitted above, notices given pursuant to Sections 1, 7 and 8 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

     SECTION  14   SUCCESSORS AND ASSIGNS.

     This Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Company. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder with respect to such Holder.

     SECTION  15   COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     SECTION  16   GOVERNING LAW.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed wholly within said State.

     SECTION  17   SEVERABILITY.

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

     SECTION  18   ENTIRE AGREEMENT.

     This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                 COMPANY:

                                 ALBANY MOLECULAR RESEARCH, INC.


                                 By: /s/ Thomas E. D'Ambra
                                    -----------------------------
                                 Name:   Thomas E. D'Ambra, Ph.D.
                                 Title:  Chief Executive Officer



                                 HOLDERS:

                                 SEE SIGNATURE PAGES ATTACHED HERETO

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             John M. Arnold
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ John M. Arnold
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  404 Sixth Street, Apt. #B4
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 358-0600

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Asset Consulting Group, Inc.
                                             Employees Retirement Savings
                                             Plan & Trust
                                             FBO Leo Catsavis
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Leo Catsavis
                                                -------------------------------
                                             Name:  Leo Catsavis
                                             Title: Trustee

                                   ADDRESS:  7700 Bonhomme Avenue, Suite 650
                                             St. Louis, MO 63105

                                 TELEPHONE:  (314) 862-4848

                                 FACSIMILE:  (314) 862-5967



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Nadezhda Astakhova
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Nadezhda Astakhova
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  709-18th Avenue
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 337-4370

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Remi Barbier
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Remi Barbier
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1345 Douglas Street
                                             San Francisco, CA 94131

                                 TELEPHONE:  (415) 641-1342

                                 FACSIMILE:  (415) 641-1342



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             The Bohen Foundation
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Frederick B. Henry
                                                -------------------------------
                                             Name:  Frederick B. Henry
                                             Title: President

                                   ADDRESS:  Frederick B. Henry, President
                                             120 Wooster Street
                                             New York, NY 10012

                                 TELEPHONE:  (212) 334-2281

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Henry Brem
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Henry Brem
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  11201 Five Springs Road
                                             Lutherville, MD 21093

                                 TELEPHONE:  (410) 614-0477

                                 FACSIMILE:  (410) 494-7090



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Gregory D. Brown
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Gregory D. Brown
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  15945 Ridgefield Court
                                             Brookfield, WI 53005

                                 TELEPHONE:  (414) 798-6362

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Cheryl Budde
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Cheryl Budde
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1701 Lynncrest Drive #5
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 339-0947

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Gus Leo Catsavis and
                                                Catherine Christ Catsavis
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Gus Leo Catsavis
                                             ----------------------------------
                                             /s/ Catherine Christ Catsavis
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  9225 Ladue Road
                                             St. Louis, MO 63124

                                 TELEPHONE:  (314) 862-4848

                                 FACSIMILE:  (314) 862-5967



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Jennifer Ann Chaplin
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Jennifer Ann Chaplin
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  2009-20th Avenue Place
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 338-0996

                                 FACSIMILE:  (319) 626-5410



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Sharon Chen
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Sharon Chen
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  4120-11th Avenue NE, Apt. B8
                                             Seattle, WA 98105

                                 TELEPHONE:  (206) 675-8571

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Hrisostomos and Helen Christ
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Hrisostomos Christ
                                             ----------------------------------
                                             /s/ Helen Christ
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  9291 Ladue Road
                                             St. Louis, MO 63124

                                 TELEPHONE:  (314) 993-1762

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Douglas S. Clark
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Douglas S. Clark
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  163 Crestview
                                             Orinda, CA 94563

                                 TELEPHONE:  (510) 642-2408

                                 FACSIMILE:  (925) 254-3202



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Ian Cotterill
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Ian Cotterill
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  Scottsdale Apartments
                                             404 Sixth Street, Apt. #A5
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 341-3498

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Bruce Crawford
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Bruce Crawford
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  2711 Sue Lane NW
                                             Cedar Rapids, IA 52405

                                 TELEPHONE:  (319) 364-4684

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Edson de Castro
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Edson de Castro
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  21 Gulf Street
                                             Boylston, MA 01505

                                 TELEPHONE:  (508) 869-2702

                                 FACSIMILE:  (508) 869-2702



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Jonathan S. Dordick
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Jonathan S. Dordick
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  848 Greenthorn Blvd.
                                             Schenectady, NY 12303

                                 TELEPHONE:  (518) 276-2899

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Joseph Dunham
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Joseph Dunham
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  405 NE Innsbruck Drive
                                             Ankeny, IA 50021

                                 TELEPHONE:  (515) 244-5746

                                 FACSIMILE:  (515) 244-2346



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.


                                             The Edgewater Funds
                                             ----------------------------------
                                             Edgewater Private Equity Fund L.P.
                                             by: Gordon Management, Inc., Its
                                             General Partner


SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ James A. Gordon
                                                -------------------------------
                                             Name:  James A. Gordon
                                             Title: President

                                   ADDRESS:  c/o James A. Gordon
                                             900 N. Michigan Avenue, 14th Floor
                                             Chicago, IL 60611

                                 TELEPHONE:  (312) 649-5666

                                 FACSIMILE:  (312) 664-8649



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Equity Dynamics, Inc. Profit
                                                 Sharing Plan
                                             f/b/o Gregory D. Brown
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Thomas E. Sueppel
                                                -------------------------------
                                             Name:  West Des Moines State Bank
                                             Title: First Vice President

                                   ADDRESS:  c/o West Des Moines State Bank
                                             1601-22nd Street
                                             West Des Moines, IA 50266

                                 TELEPHONE:  (515) 222-2300

                                 FACSIMILE:  (515) 222-2357



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Equity Dynamics, Inc. Profit
                                                 Sharing Plan
                                             f/b/o Helen Gavin
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Thomas E. Sueppel
                                                -------------------------------
                                             Name:  West Des Moines State Bank
                                             Title: First Vice President

                                   ADDRESS:  c/o West Des Moines State Bank
                                             1601-22nd Street
                                             West Des Moines, IA 50266

                                 TELEPHONE:  (515) 222-2300

                                 FACSIMILE:  (515) 222-2357



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Lori R. Fisher
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Lori R. Fisher
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  2971 6th St., SW #23
                                             Cedar Rapids, IA 52404

                                 TELEPHONE:  (319) 364-3513

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Martha E. Fleming
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Martha E. Fleming
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  3324 Emerson Avenue
                                             Cedar Rapids, IA 52411

                                 TELEPHONE:  (319) 924-9459

                                 FACSIMILE:  (319) 294-0026



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Donna L. Ford
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Donna L. Ford
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  611-5th Street
                                             P.O. Box 188
                                             Wellman, IA 52356-0188

                                 TELEPHONE:  (319) 646-2255

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             J. Wesley Fox
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ J. Wesley Fox
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  892 Shoreline Road
                                             Lake Barrington, IL 60010-3887

                                 TELEPHONE:  (847) 842-9147

                                 FACSIMILE:  (849) 490-6513



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             M. Patricia Galligan
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ M. Patricia Galligan
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  3930 Grand Avenue, #402
                                             Des Moines, IA 50312

                                 TELEPHONE:  (515) 279-6500

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Robert F. Galligan
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Robert F. Galligan
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  3930 Grand Avenue, #402
                                             Des Moines, IA 50312

                                 TELEPHONE:  (515) 263-2970

                                 FACSIMILE:  (515) 263-6095



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Kurt F. Heiar
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Kurt F. Heiar
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  2130 Chael Drive NE
                                             Salon, IA 52333

                                 TELEPHONE:  (319) 644-3413

                                 FACSIMILE:  (319) 644-3413



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Xicheng Hu
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Xicheng Hu
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1010-20th Avenue
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 338-5271

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Iowa Business Development Finance
                                                 Corporation
                                             d/b/a Venture Capital Resources
                                                 Fund I
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Michael E. Miller
                                                -------------------------------
                                             Name:  Michael E. Miller
                                             Title: President

                                   ADDRESS:  c/o Stephani Johnson
                                             Mike Miller
                                             MABSCO
                                             400 Locust, Suite 160
                                             Des Moines, IA 50309

                                 TELEPHONE:  (515) 246-8646

                                 FACSIMILE:  (515) 246-8611



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Iowa Capital Corporation
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Jude Conway
                                                -------------------------------
                                             Name:  Jude Conway
                                             Title: Vice President

                                   ADDRESS:  c/o Capital Management Associates,
                                                 Inc.
                                             c/o Jude Conway
                                             801 Grand, Suite 3500
                                             Des Moines, IA 50309

                                 TELEPHONE:  (515) 288-9110

                                 FACSIMILE:  (515) 244-7112



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Iowa Farm Bureau Federation
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Stephen M. Morain
                                                -------------------------------
                                             Name:  Stephen M. Morain
                                             Title: General Counsel

                                   ADDRESS:  c/o Stephen M. Morain
                                             544 University Avenue
                                             West Des Moines, IA 50366

                                 TELEPHONE:  (515) 225-5652

                                 FACSIMILE:  (515) 225-4686



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Steve H. Kanzer
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Steve H. Kanzer
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  P.O. Box 289
                                             Mill Neck, NY 11765-0289

                                 TELEPHONE:

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Matthew Kinley
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Matthew Kinley
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  185-58th Court
                                             West Des Moines, IA 50266

                                 TELEPHONE:

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Thomas Kent Kirk
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Thomas Kent Kirk
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  3145 Timber Lane
                                             Verona, WI 53593

                                 TELEPHONE:  (608) 263-9075

                                 FACSIMILE:  (608) 845-9631



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Dr. Alexander M. Klibanov
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Dr. Alexander M. Klibanov
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  M.I.T. Department of Chemistry
                                             77 Massachusetts Avenue,
                                                 Room 56-579
                                             Cambridge, MA 02139

                                 TELEPHONE:  (617) 253-3556

                                 FACSIMILE:  (617) 252-1609



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             John Krstenansky
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ John Krstenansky
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  560 Highland Park Avenue
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 356-6325

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Dr. Robert S. Langer
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Dr. Robert S. Langer
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  MIT-Bldg. E25, Room 342
                                             77 Massachusetts Avenue
                                             Cambridge, MA 02139

                                 TELEPHONE:  (617) 253-3107

                                 FACSIMILE:  (617) 258-8827



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Amanda Madjid-Yunus
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Amanda Madjid-Yunus
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  318 Finkbine Lane #11
                                             Iowa City, IA 52246

                                 TELEPHONE:  (319) 337-7600

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Luke D. McConeghey
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Luke D. McConeghey
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  2556 Clearwater Court
                                             Iowa City, IA 52246

                                 TELEPHONE:  (319) 351-9474

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Peter C. Michels
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Peter C. Michels
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1227-48th Street
                                             Des Moines, IA 50311

                                 TELEPHONE:  (515) 274-2649

                                 FACSIMILE:  (515) 277-9545



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Lee Morgan
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Lee Morgan
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  7510 N. Edgewild Drive
                                             Peoria, IL 61614

                                 TELEPHONE:  (309) 691-4895

                                 FACSIMILE:  (309) 675-6866



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Vadim Mozhaev
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Vadim Mozhaev
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1974 Jeffrey Street
                                             Iowa City, IA 52246

                                 TELEPHONE:  (319) 337-8329

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Mutual Ventures of South Dakota,
                                                 Inc.
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Lou Ann Sandburg
                                                -------------------------------
                                             Name:  Lou Ann Sandburg, CFA
                                             Title: Vice President--Investments

                                   ADDRESS:  c/o Farm Bureau Life Insurance
                                                 Company
                                             c/o Stephani Johnson
                                             James W. Joyce
                                             MABSCO
                                             400 Locust, Suite 160
                                             Des Moines, IA 50309

                                 TELEPHONE:

                                 FACSIMILE:  (515) 246-8611



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Miguel Muzzio
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Miguel Muzzio
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  406 Mahaska Drive
                                             Iowa City, IA 52246

                                 TELEPHONE:  (319) 688-5273

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             New Hope Foundation
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ David M. Stanley
                                                -------------------------------
                                             Name:  David M. Stanley
                                             Title: President

                                   ADDRESS:  David M. Stanley, President
                                             2610 Park Avenue
                                             P.O. Box 209
                                             Muscatine, IA 52761

                                 TELEPHONE:  (319) 264-8000

                                 FACSIMILE:  (319) 264-3363



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Nikos Pagratis
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Nikos Pagratis
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  5813 North Orchard Creek Circle
                                             Boulder, CO 80301

                                 TELEPHONE:  (303) 581-9925

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Palace Partnership
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ John G. Russon
                                                -------------------------------
                                             Name:  John G. Russon
                                             Title: General Partner

                                   ADDRESS:  c/o John G. Russon
                                             984 Kings Cove
                                             St. Louis, MO 63017

                                 TELEPHONE:  (314) 862-4848

                                 FACSIMILE:  (314) 207-9773



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Ann Pappajohn Children's Trust
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ John G. Russon
                                                -------------------------------
                                             Name:  James P. Largey
                                             Title: Vice President

                                   ADDRESS:  c/o Ms. Helen Hendel McCleary
                                             Morgan Bank
                                             9 West 57th Street
                                             New York, NY 10019

                                 TELEPHONE:  (212) 464-1926

                                 FACSIMILE:  (212) 464-1918



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             John Pappajohn
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ John Pappajohn
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  Equity Dynamics
                                             2116 Financial Center
                                             Des Moines, IA 50309

                                 TELEPHONE:  (515) 244-5746

                                 FACSIMILE:  (515) 244-2346



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Precor Venture Holdings, L.L.C.
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Nicholas J. Preftakes
                                                -------------------------------
                                             Name:  Nicholas J. Preftakes
                                             Title: Manager

                                   ADDRESS:  c/o Nicholas J. Preftakes, Manager
                                             600 N. Harvey, Suite 120
                                             Oklahoma City, OK 73116

                                 TELEPHONE:  (405) 842-1511

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Joseph Rich
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Joseph Rich
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  12 Oak Park Place NE
                                             Iowa City, IA 52240

                                 TELEPHONE:  (319) 354-7671

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Dr. William A. Ryan
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Dr. William A. Ryan
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  345 Bayshore Blvd., Apt. #1507
                                             Tampa, FL 33606

                                 TELEPHONE:  (727) 573-8302

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Pamela J. Searby
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Pamela J. Searby
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  547 Emerald Street, Apt. A-26
                                             Iowa City, IA 52246

                                 TELEPHONE:  (319) 338-6813

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Jennifer Semelroth
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Jennifer Semelroth
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  400 First Street SE, Suite 400
                                             Cedar Rapids, IA 52401

                                 TELEPHONE:  (319) 896-4479

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Tax Education Support Organization
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ David M. Stanley
                                                -------------------------------
                                             Name:  David M. Stanley
                                             Title: Chairman

                                   ADDRESS:  David M. Stanley, Chairman
                                             2610 Park Avenue
                                             P.O. Box 209
                                             Muscatine, IA 52761

                                 TELEPHONE:  (319) 264-8000

                                 FACSIMILE:  (319) 264-3363



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Thebes Ltd.
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Mary Pappajohn
                                                -------------------------------
                                             Name:  Mary Pappajohn
                                             Title:

                                   ADDRESS:  Mary Pappajohn
                                             2116 Financial Center
                                             Des Moines, IA 50309

                                 TELEPHONE:  (515) 244-5746

                                 FACSIMILE:  (515) 244-2346



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             University of Iowa Research
                                                 Foundation
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ W. Bruce Wheaton
                                                -------------------------------
                                             Name:  W. Bruce Wheaton
                                             Title: Executive Director and
                                                    Secretary

                                   ADDRESS:  Attn: Bruce Wheaton, Ph.D.
                                             Executive Director
                                             Oakdale Research Campus
                                             100 Oakdale Campus #241 TIC
                                             Iowa City, IA 52242-4000

                                 TELEPHONE:  (319) 335-4063

                                 FACSIMILE:  (310) 335-4489



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Alexander Usyatinsky
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Alexander Usyatinsky
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  709-18th Avenue
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 337-4370

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Venturetek, L.P.
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ David Selengut
                                                -------------------------------
                                             Name:  David Selengut
                                             Title: General Partner

                                   ADDRESS:  David Selengut, General Partner
                                             c/o Ellenoff, Grossman and Schole
                                             370 Lexington Avenue
                                             New York, NY 10017

                                 TELEPHONE:  (212) 370-1300

                                 FACSIMILE:  (212) 370-7889




                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             West Bank Custodian
                                             f/b/o James S. Cownie IRA
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By: /s/ Alice Jensen
                                                -------------------------------
                                             Name:  Alice Jensen
                                             Title: 1st Vice President and
                                                    Trust Officer

                                   ADDRESS:  Attn: Alice Jensen
                                             1601-22nd Street
                                             West Des Moines, IA 50265

                                 TELEPHONE:  (515) 222-2332

                                 FACSIMILE:  (515) 222-2346



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Herbert A. and Janice A. Wilson
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Herbert A. Wilson
                                             ----------------------------------
                                             /s/ Janice A. Wilson
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  1800 Country Club Drive
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 354-1451

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]

                        ALBANY MOLECULAR RESEARCH, INC.

                         REGISTRATION RIGHTS AGREEMENT

                             HOLDER SIGNATURE PAGE

     The undersigned hereby becomes a party to this Registration Rights Agreement by and among the Company and the Holders as of the date set forth above. The undersigned hereby agrees to all of the provisions of said Registration Rights Agreement, and agrees that this signature page may be attached to any counterpart copy of said Registration Rights Agreement.



                                             Eric Zirbes
                                             ----------------------------------

SIGNATURE OF HOLDERS WHICH ARE INDIVIDUALS:  /s/ Eric Zirbes
                                             ----------------------------------

   SIGNATURE OF HOLDERS WHICH ARE ENTITIES:  By:
                                                -------------------------------
                                             Name:
                                             Title:

                                   ADDRESS:  922-23rd Avenue, Unit J
                                             Coralville, IA 52241

                                 TELEPHONE:  (319) 338-9669

                                 FACSIMILE:



                            [HOLDER SIGNATURE PAGE]